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                               Janus Aspen Series
                Janus Aspen INTECH Risk-Managed Growth Portfolio
                                 Service Shares

                        Supplement dated August 11, 2008
                       to Currently Effective Prospectuses
                   and the Statement of Additional Information

The Board of the Trustees of Janus Aspen Series (the "Trust") approved a plan to liquidate and terminate Janus Aspen INTECH Risk-Managed Growth Portfolio (the "Portfolio"). Effective August 11, 2008, the Portfolio is no longer offered for sale and will be liquidated as soon as practicable.

All references to the Portfolio within the Prospectus and Statement of Additional Information are hereby deleted.

                Please retain this Supplement with your records.